UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/13/2011

GeoResources, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-8041

Colorado	84-0505444
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

110 Cypress Station Drive, Suite 220
Houston, Texas 77090-1629
(Address of principal executive offices, including zip code)

(281) 537-9920
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 13, 2011, the Compensation Committee of the Board of Directors of GeoResources, Inc. (the "Registrant") approved the 2011 base salaries for the Registrant's named executive officers as set forth below. These base salaries are effective as of April 1, 2011.

Named Executive Officers         Position(s) with the Registrant                                                      2011 Base Salary

Frank A. Lodzinski, Chief Executive Officer and President (Principal Executive Officer)                           $260,000

Robert J. Anderson, Executive Vice President-Engineering and Acquisitions                                              $210,000

Collis P. Chandler, III, Executive Vice President-Chief Operating Officer (Northern Region)                      $160,000

Howard E. Ehler, Chief Financial Officer and Principal Accounting Officer (Principal Financial Officer)   $200,000

Francis M. Mury, Executive Vice President-Chief Operating Officer (Southern Region)                                 $210,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoResources, Inc.

Date: April 19, 2011	By:	/s/ Frank A. Lodzinski
Frank A. Lodzinski
President and Chief Executive Officer